UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2010 (December 11, 2009)

MOBILE MINI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12804 (Commission File Number)	86-0748362 (IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101 Tempe, Arizona (Address of Principal Executive Offices)	85283 (Zip Code)

(480) 894-6311
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/a amends the Form 8-K filed by Mobile Mini, Inc. (the “Company”) with the Securities and Exchange Commission on December 16, 2009, by supplementing the disclosure as follows:

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2010, the Board of Directors (the “Board”) of the Company appointed Mr. James J. Martell to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2010
MOBILE MINI, INC.

By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Chief Financial Officer